Exhibit 99.1

Tripadvisor and Liberty TripAdvisor Announce Planned Merger

NEEDHAM, MA, December 19, 2024 (PRNewswire) -- Tripadvisor, Inc. (NASDAQ: TRIP) (“Tripadvisor”) and Liberty TripAdvisor Holdings, Inc. (OTCMKTS: LTRPA, LTRPB) (“Liberty TripAdvisor”) announced that they have entered into an agreement and plan of merger (the “Merger Agreement”) whereby Tripadvisor will acquire Liberty TripAdvisor (the “Merger”). In connection with the Merger, (i) the shares of Liberty TripAdvisor Series A Common Stock and Series B Common Stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $0.2567 per share in cash (without interest), totaling approximately $20 million in the aggregate; (ii) all of the shares of Liberty TripAdvisor’s 8% Series A Cumulative Redeemable Preferred Stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive, in the aggregate, $42,471,000 in cash, without interest, and 3,037,959 validly issued, fully paid and non-assessable shares of Tripadvisor common stock; and (iii)  Liberty TripAdvisor’s 0.50% Exchangeable Senior Debentures (the “Exchangeable Debentures”) of approximately $330 million will be repaid in accordance with their terms. The transaction is expected to close in the second quarter of 2025.

Liberty TripAdvisor owns 16,445,894 shares of Tripadvisor common stock and 12,799,999 shares of Tripadvisor Class B common stock, of which 2,422,210 shares of Tripadvisor common stock are pledged as collateral against Liberty TripAdvisor’s variable prepaid forward contract (the “VPF”). Upon consummation of the Merger, Tripadvisor plans to retire approximately 27 million shares of Tripadvisor common stock currently held by Liberty TripAdvisor, net of approximately 2.4 million shares underlying the VPF. Accordingly, Tripadvisor views this transaction as effectively a repurchase of the Tripadvisor common stock held by Liberty TripAdvisor. The implied share price for the acquisition of such shares of Tripadvisor common stock from Liberty Tripadvisor is $16.21 (which reflects a premium of approximately 16% based on the 10-day volume-weighted average share price as of December 17, 2024). The aggregate transaction value is approximately $435 million. The transaction will result in the simplification of Tripadvisor’s capital structure into a single class of shares with no controlling stockholder, thereby creating more strategic flexibility for Tripadvisor.

“We are pleased with the agreement reached with Liberty TripAdvisor, and I want to thank the Special Committee for its diligent work on behalf of all stakeholders,” said Tripadvisor President & Chief Executive Officer Matt Goldberg. “The transaction presents a unique and favorable opportunity to simplify our capital structure, create strategic flexibility, and retire a large portion of our shares, while maintaining a healthy balance sheet. We believe this transaction marks a new era for Tripadvisor and we are excited to continue to pursue our strategic vision across travel and experiences.”

“We believe this transaction maximizes value for Liberty TripAdvisor stakeholders given the challenges of its capital structure that were exacerbated during COVID. This will simplify Tripadvisor’s corporate structure and allow management to focus on their go forward operating strategy,” said Greg Maffei, Chairman of the Board of Tripadvisor and President and Chief Executive Officer of Liberty TripAdvisor. “There is value to be unlocked at Tripadvisor, particularly in experiences, and the company will be more nimble to pursue these opportunities with a simplified corporate structure. We appreciate the work that Tripadvisor and Certares have done to reach this agreement.”

The transaction was unanimously recommended by the Tripadvisor Special Committee comprised of independent and disinterested directors and advised by legal and financial advisors. The Board of Directors of both Tripadvisor and Liberty TripAdvisor have approved this transaction. However, closing of the Merger is subject to certain customary conditions, including the adoption of the Merger Agreement by the holders of a majority of the aggregate voting power of the outstanding shares of Liberty TripAdvisor Series A and Series B common stock entitled to vote thereon. If the transaction has not closed as of March 27, 2025, Tripadvisor will provide a loan to Liberty TripAdvisor for any amounts that may be needed to address any Exchangeable Debentures that are put to Liberty TripAdvisor on March 27, 2025. The loan will be secured by shares of Tripadvisor common stock and Class B common stock held by Liberty TripAdvisor, and will be canceled at closing of the transaction (or, in the event the Merger is not completed, will become due and payable shortly after the termination of the transaction agreements).

Greg Maffei, Chairman, President and Chief Executive Officer of Liberty TripAdvisor, has also agreed to vote, subject to certain exceptions, shares beneficially owned by him, representing approximately 39% of the aggregate voting power of Liberty TripAdvisor, in favor of the transaction.

Tripadvisor will post a presentation with a summary of these details on its investor relations website at https://ir.tripadvisor.com.

Centerview Partners LLC is serving as financial advisor to Tripadvisor’s Special Committee. Weil, Gotshal & Manges LLP is serving as legal counsel to Tripadvisor’s Special Committee and Goodwin Procter LLP is serving as legal counsel to Tripadvisor. Citi is serving as financial advisor to Liberty TripAdvisor and O’Melveny & Myers LLP is serving as legal counsel to Liberty TripAdvisor.

About Tripadvisor, Inc.

The Tripadvisor Group operates as a family of brands that connects people to experiences worth sharing, and aims to be the world’s most trusted source for travel and experiences. We leverage our brands, technology, and capabilities to connect our global audience with partners through rich content, travel guidance, and two-sided marketplaces for experiences, accommodations, restaurants, and other travel categories. The subsidiaries of Tripadvisor, Inc. (Nasdaq: TRIP), own and operate a portfolio of travel media brands and businesses, including Tripadvisor, Viator, and TheFork.

About Liberty TripAdvisor Holdings, Inc.

Liberty TripAdvisor Holdings, Inc. (OTCMKTS: LTRPA, LTRPB) consists of its subsidiary Tripadvisor. Tripadvisor operates as a family of brands that connects people to experiences worth sharing, and aims to be the world's most trusted source for travel and experiences. Tripadvisor leverages its brands, technology, and capabilities to connect its global audience with partners through rich content, travel guidance, and two-sided marketplaces for experiences, accommodations, restaurants, and other travel categories.

Cautionary Note Regarding Forward Looking Statements

This Press Release includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including certain statements relating to the completion of the proposed transaction, the timing of the proposed transaction and other matters related to such proposed transaction. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These forward-looking statements involve many risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied by such statements, including, but not limited to: historical financial information may not be representative of future results; there may be significant transaction costs in connection with the proposed transaction (including significant tax liability); any effect of the announcement of the proposed transaction on the ability of Tripadvisor and Liberty TripAdvisor to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; the parties may not realize the potential benefits of the proposed transaction in the near term or at all; the satisfaction of all conditions to the proposed transaction (including stockholder approvals) may not be achieved; the proposed transaction may not be consummated; there may be liabilities that are not known, probable or estimable at this time; the proposed transaction may result in the diversion of management’s time and attention to issues relating to the proposed transaction; unfavorable outcome of legal proceedings; risks related to disruption of management time from ongoing business operations due to the proposed transaction; risks related to Liberty TripAdvisor’s failure to repay the Parent Loan Facility when due; risks relating to Tripadvisor operating without a controlling stockholder after consummation of the proposed transaction; risks inherent to the business may result in additional strategic and operational risks, which may impact Tripadvisor’s and/or Liberty TripAdvisor’s risk profiles, which each company may not be able to mitigate effectively; and other risks and uncertainties detailed in periodic reports that Tripadvisor and Liberty TripAdvisor file with the SEC. These forward-looking statements speak only as of the date of this Press Release, and Tripadvisor and Liberty TripAdvisor expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Tripadvisor’s or Liberty TripAdvisor’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Tripadvisor and Liberty TripAdvisor, including their most recent Forms 10-K and 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports Tripadvisor or Liberty TripAdvisor subsequently file with the SEC, for additional information about Tripadvisor and Liberty TripAdvisor and about the risks and uncertainties related to Tripadvisor’s and Liberty TripAdvisor’s businesses which may affect the statements made in this Press Release.

No Offer or Solicitation

This communication is not intended to, and does not, constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the Merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information

In connection with the Merger, Liberty TripAdvisor intends to file with the SEC the relevant materials, including a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, the definitive version of which will be sent or provided to Liberty TripAdvisor’s stockholders, and a Schedule 13E-3 transaction statement. Tripadvisor or Liberty TripAdvisor may also file other documents with the SEC regarding the Merger. This document is not a substitute for the Proxy Statement, the Schedule 13E-3 transaction statement or any other relevant document which Liberty TripAdvisor may file with the SEC. Promptly after filing its definitive Proxy Statement with the SEC, Liberty TripAdvisor will mail or provide the definitive Proxy Statement and a proxy card to each stockholder of Liberty TripAdvisor entitled to vote at the meeting relating to the Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 TRANSACTION STATEMENT WHEN THEY BECOME AVAILABLE, TOGETHER WITH ALL RELEVANT SEC FILINGS REGARDING THE PROPOSED TRANSACTION, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED (INCLUDING AS EXHIBITS THEREWITH) WITH THE SEC (WHEN THEY ARE AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement, the Schedule 13E-3 transaction statement and other documents that are filed or will be filed with the SEC by Liberty TripAdvisor or Tripadvisor (when they are available) through the website maintained by the SEC at www.sec.gov, Liberty TripAdvisor’s investor relations website at www.libertytripadvisorholdings.com/investors or Tripadvisor’s investor relations website at ir.tripadvisor.com.

Participants in a Solicitation

Tripadvisor anticipates that the following individuals may be participants (the “Tripadvisor Participants”) in the solicitation of proxies from holders of Liberty TripAdvisor Series A Common Stock and Series B Common Stock in connection with the proposed transaction: Gregory B. Maffei, Chairman of the Tripadvisor Board, Matt Goldberg, President and Chief Executive Officer and Director, Trynka Shineman Blake, Betsy Morgan, Jay C. Hoag, Greg O’Hara, Jeremy Philips, Albert E. Rosenthaler, Jane Jie Sun and Robert S. Wiesenthal, all of whom are members of the Tripadvisor Board, Mike Noonan, Chief Financial Officer, and Seth J. Kalvert, Chief Legal Officer and Secretary. Information about the Tripadvisor Participants, including a description of their direct or indirect interests, by security holdings or otherwise, and Tripadvisor’s transactions with related persons is set forth in the sections entitled “Proposal No. 1: Election of Directors”, “Proposal No. 3: Advisory Vote on Compensation of Named Executive Officers”, “Proposal No. 4: Advisory Vote on the Frequency of Future Advisory Resolutions to Approve The Compensation Of Tripadvisor’s Named Executive Officers”, “Executive Officers”, “Compensation Discussion and Analysis”, “CEO Pay Ratio”, “Pay Versus Performance”, “Executive Compensation”, “Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions” contained in Tripadvisor’s definitive proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on April 29, 2024 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1526520/000095017024049349/trip-20240426.htm) and other documents subsequently filed by Tripadvisor with the SEC. To the extent holdings of Tripadvisor capital stock by the directors and executive officers of Tripadvisor have changed from the amounts of Tripadvisor capital stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the Tripadvisor Participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for Liberty TripAdvisor’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the contemplated transactions when they become available. These documents can be obtained free of charge from the sources indicated above.

Liberty TripAdvisor anticipates that the following individuals will be participants (the “Liberty TripAdvisor Participants”) in the solicitation of proxies from holders of Liberty TripAdvisor’s LTRPA and LTRPB common stock in connection with the proposed transaction: Gregory B. Maffei, Chairman of the Liberty TripAdvisor Board and Liberty TripAdvisor’s President and Chief Executive Officer, Christy Haubegger, Michael J. Malone, Chris Mueller, Larry E. Romrell, Albert E. Rosenthaler and J. David Wargo, all of whom are members of the Liberty TripAdvisor Board, Brian J. Wendling, Liberty TripAdvisor’s Senior Vice President and Chief Financial Officer, and Renee L. Wilm, Liberty TripAdvisor’s Chief Legal Officer and Chief Administrative Officer. Information regarding the Liberty TripAdvisor Participants, including a description of their direct or indirect interests, by security holdings or otherwise, and Liberty TripAdvisor’s transactions with related persons can be found under the captions “Proposal 1 – The Election of Directors Proposal”, “Director Compensation”, “Proposal 3 – The Say-On-Pay Proposal”, “Executive Officers”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management” and “Certain Relationships and Related Party Transactions” contained in Liberty TripAdvisor’s definitive proxy statement for its 2024 annual meeting of stockholders (the “Liberty Proxy Statement”), which was filed with the SEC on April 24, 2024 and is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/1606745/000110465924051281/tm242814d2_def14a.htm. To the extent that certain Liberty TripAdvisor Participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the Liberty Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at: https://www.sec.gov/edgar/browse/?CIK=1606745&owner=exclude. Additional information regarding the Liberty TripAdvisor Participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for Liberty TripAdvisor’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the contemplated transactions when they become available. These documents can be obtained free of charge from the sources indicated above.

Tripadvisor Investor Relations contact

ir@tripadvisor.com

Tripadvisor Media contact

northamericapr@tripadvisor.com

Liberty TripAdvisor Holdings, Inc. contact
Shane Kleinstein, 720-875-5432

Source: Tripadvisor, Inc. and Liberty TripAdvisor Holdings, Inc.

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